                                                                   EXHIBIT 99.1

                            FORM OF LETTER OF TRANSMITTAL

                                  RADIO UNICA CORP.

                                  Offer to Exchange
                   11 3/4% Senior Discount Notes Series B Due 2006
                             for any and all outstanding
                        11 3/4% Senior Discount Notes due 2006

                Pursuant to the Prospectus Dated                , 1998

             THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
          TIME, ON                , 1998, UNLESS EXTENDED (THE "EXPIRATION
               DATE").  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                    NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                    The Exchange Agent for the Exchange Offer is:

                               WILMINGTON TRUST COMPANY

                By Registered or Certified Mail or Overnight Courier:
                               Wilmington Trust Company
                                 Rodney Square North
                               1100 North Market Street
                              Wilmington, Delaware 19890
                           Attn: Corporate Trust Operations

                                       By Hand:
                               Wilmington Trust Company
                      c/o Harris Trust Co. of New York, as Agent
                              88 Pine Street, 19th Floor
                                  Wall Street Plaza
                               New York, New York 10005
                           Attn: Corporate Trust Operations

                                    By Facsimile:
                           (for Eligible Institutions only)

                                    (302) 651-1079

                                Confirm by telephone:
                                    (302) 651-1562
                                     Kristin Long

                DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
          OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET
                 FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus, dated           ,
1998 (the "Prospectus"), of Radio Unica Corp., a Delaware corporation (the "Company" or "Radio Unica"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of maturity of up to $158,088,000 of the Company's outstanding 11 3/4% Senior Discount Notes due 2006 (the "Old Notes") for an equal principal amount at maturity of the Company's 11 3/4% Senior Discount Notes Series B due 2006 (the "New Notes"). For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Prospectus.

     The Company reserves the right, at its reasonable discretion, (i) to delay the acceptance of any Old Notes, (ii) to extend the Exchange Offer, (iii) to terminate the Exchange Offer and not accept any Old Notes if any of the conditions set forth in the "The Exchange Offer-- Certain Conditions to the Exchange Offer" section of the Prospectus shall not have occurred and shall not have been waived by the Company, by giving oral (confirmed in writing) or written notice of such delay, extension or termination to the Exchange Agent, or
(iv) to amend the terms of the Exchange Offer in any manner. Any such delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by a public announcement thereof. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, the Company will promptly disclose such amendment by means of a Prospectus supplement that will be distributed to all holders of Old Notes, and the Company will extend the Exchange Offer for a period of five to ten business days, depending upon the significance of the amendment and the manner of disclosure to holders of Old Notes, if the Exchange Offer would otherwise expire during such five to ten business day period. During any extension of the Expiration Date, all Old Notes previously tendered will remain subject to the Exchange Offer and may be accepted for exchange by the Company.

     The Company shall have no obligation to publish, advertise, or otherwise communicate any such public announcement, other than by making a timely release to the Dow Jones News Service.

     This Letter is to be completed by a holder of Old Notes if either: (i) certificates for Old Notes are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under "Exchange Offer - Book-Entry Transfer" and an Agent's Message is not delivered. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. (See Instruction 1.) Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.


DESCRIPTION OF OLD NOTES                          1                     2                         3
-------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered        Certificate           Aggregate              Principal Amount at
Holder(s) (Please fill in, if blank)          Number(s)*        Principal Amount          Maturity Tendered**
                                                            at Maturity of Old Note(s)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                    Total
-------------------------------------------------------------------------------------------------------------



* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.

--------------------------------------------------------------------------------
[ ]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution___________________________________________
     Account Number Transaction Code Number__________________________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
     Name(s) of Registered Holder(s)_________________________________________
     Window Ticket Number (if any)___________________________________________
     Date of Execution of Notice of Guaranteed Delivery______________________ Name of Institution which guaranteed delivery___________________________ If Delivered by Book-Entry Transfer, Complete the Following:
     Account Number __________    Transaction Code Number __________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     Name:___________________________________________________________________
     Address:________________________________________________________________

                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate" as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that the Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such New Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such New Notes and has no arrangement with any person to participate in the distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes".

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------
                           SPECIAL ISSUANCE INSTRUCTIONS
                              (See Instructions 3 and 4)

     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or Old Notes not tendered to:

Name(s):_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                          (Please Type or Print)
        _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                          (Please Type or Print)

Address:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

        _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                           (Including Zip Code)

                   (Complete accompanying Substitute Form W-9)
              Credit unexchanged Old Notes delivered by book-entry
                  transfer to the Book-Entry Transfer Facility
                            account set forth below.


--------------------------------------------------------------------------------
          (Book-Entry Transfer Facility Account Number, if applicable)

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

        To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.
Mail New Notes and/or Old Notes not tendered to:

Name(s):_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                        (Please Type or Print)

       _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                        (Please Type or Print)

Address:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

        _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                         (Including Zip Code)

IMPORTANT: THIS LETTER (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                     PLEASE READ THIS LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                     (Complete accompanying Substitute Form W-9)

Dated: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _, 1998

 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _x

 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _x
         (Signature(s) of Owner)                    (Date)


     Area Code and Telephone Number:_ _ _ _ _ _ _ _ _ _ _ _ _


     If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

     Name(s):_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                             (Please Type or Print)

     Capacity: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


     Address:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

             _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                              (Including Zip Code)

                              SIGNATURE GUARANTEE
                         (if required by Instruction 3)


     Signature(s) Guaranteed by
     an Eligible Institution:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                      (Authorized Signature)


     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                              (Title)


     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                          (Name and Firm)


       Dated:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _, 1998

                                    INSTRUCTIONS

                                 Radio Unica Corp.

         Forming Part of the Terms and Conditions of the Offer to Exchange
           11 3/4% Senior Discount Notes Series B Due 2006 ("New Notes"),
              which have been registered under the Securities Act of
                   1933, as amended, for any and all outstanding
               11 3/4% Senior Discount Notes Due 2006 ("Old Notes").

1.   Delivery of this Letter and Old Notes; Guaranteed Delivery Procedures.

     This Letter is to be completed by holders of Old Notes if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the "Exchange Offer - Book-Entry Transfers" Section of the Prospectus (unless an Agent's Message is delivered in lieu hereof). Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal or an Agent's Message and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of $1,000 principal amount at maturity and any integral multiple thereof.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in the Prospectus), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates of all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation and Agent's Message, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.


2. Partial Tenders (not applicable to holders of Old Notes who tender by book-entry transfer).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.


3. Signatures of this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     Only a registered holder of Old Notes or a person who has received a bond power or proxy from a registered holder may tender such Old Notes in the Exchange Offer.

     Each signature on this Letter must be guaranteed unless the Old Notes surrendered for exchange pursuant hereto are tendered (i) by a registered holder of Old Notes who has not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter or (ii) for the account of an Eligible Institution (as defined in the Prospectus). In the event that a signature on this Letter is required to be guaranteed, such guarantee must by an Eligible Institution. If the Old Notes are registered in the name of a person other than the person signing this Letter, the Old Notes surrendered for exchange must be endorsed by, or accompanied by, a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its reasonable discretion, duly executed by the registered holder thereof with the signature thereon guaranteed by an Eligible Institution.

     If this Letter is signed by a person or persons other than the registered holder or holders, such Old Notes must be endorsed by the registered holder thereof with signature guaranteed by an Eligible Institution or accompanied by appropriate powers of attorney with signature guaranteed by an Eligible Institution, in either case signed exactly as the name or names of the registered holder or holders that appear on the Old Notes.

     If this Letter or any Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of its authority so to act must be submitted with this Letter.


4.   Special Issuance and Delivery Instructions.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.   Tax Identification Number.

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.


     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Old Notes.


7.   Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.


8.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or delivery of an Agent's Message, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.   Mutilated, Lost, Stolen or Destroyed Old Notes.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


10.  Withdrawals.

     Tenders of the Old Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address indicated above. Any such notice of withdrawal must specify the name of the person having tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount at maturity of such Old Notes), and (where certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered, if different from that of the withdrawing holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If the Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures for such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer procedures described above, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described in these instructions.

11.  Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                     TO BE COMPLETED BY ALL TENDERING HOLDERS
                                (See Instruction 5)
                             PAYOR'S NAME: ___________


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SUBSTITUTE   Part 1 -- PLEASE PROVIDE YOUR TIN     TIN:_________________________
Form W-9        IN THE BOX AT RIGHT AND CERTIFY       (Social Security Number or
                BY SIGNING AND DATING BELOW.           Employer Identification
                                                       Number)

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Department of   Part 2 -- TIN Applied For
the Treasury
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Internal        CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Revenue
Service

Payor's Request (1) the number shown on this form is my correct Taxpayer
For Taxpayer        Identification Number (or I am waiting for a number to be
Identification      issued to me).
Number
("TIN") and
Certification
                (2) I am not subject to backup withholding either because:
                    (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                    "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                (3) any other information provided on this form is true and correct.


                ---------------------------------     ------------------
                Signature                             Date
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You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
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           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


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   Signature                                     Date


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